Net Loss Per Common Share	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Net Loss Per Common Share
Net Loss Per Common Share

7. Net Loss Per Common Share

        The Company uses the two-class method to compute net loss per share because the Company has issued securities, other than common stock, that contractually entitle the holders to participate in dividends and earnings of the Company. The two-class method requires earnings for the period to be allocated between common stock and participating securities based upon their respective rights to receive distributed and undistributed earnings. Each series of the Company's redeemable convertible preferred stock on an as-if-converted basis (prior to their conversion to common shares) as well as the restricted common stock issued in the Condaptive acquisition are entitled to participate in distributions, when and if declared by the board of directors, that are made to common stockholders and as a result are considered participating securities.

        Under the two-class method, for periods with net income, basic net income per common share is computed by dividing the net income attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Net income attributable to common stockholders is computed by subtracting from net income the portion of current year earnings that the participating securities would have been entitled to receive pursuant to their dividend rights had all of the year's earnings been distributed. No such adjustment to earnings is made during periods with a net loss, as the holders of the participating securities have no obligation to fund losses. Diluted net loss per common share is computed under the two-class method by using the weighted-average number of shares of common stock outstanding, plus, for periods with net income attributable to common stockholders, the potential dilutive effects of stock options and warrant. In addition, the Company analyzes the potential dilutive effect of the outstanding participating securities under the "if-converted" method when calculating diluted earnings per share, in which it is assumed that the outstanding participating securities convert into common stock at the beginning of the period. The Company reports the more dilutive of the approaches (two class or "if-converted") as its diluted net income per share during the period. Due to net losses for the six-month periods ended June 30, 2011 and 2012, basic and diluted loss per share were the same, as the effect of potentially dilutive securities would have been anti-dilutive.

        The following securities have been excluded from the calculation of weighted average common shares outstanding because the effect is anti-dilutive:

	Six Months Ended June 30,
	2011	2012
Redeemable convertible preferred stock:
Series A-1	6,341,465	—
Series A-2	9,448,220	—
Series B	12,686,855	—
Series C	10,759,630	—
Series D	8,442,833	—
Unvested restricted common stock	1,448,080	943,043
Warrant to purchase Series B preferred stock/common stock	50,750	50,750
Stock options	6,918,527	7,289,641
RSUs	—	17,307

12. Net Loss Per Common Share

        Diluted loss per common share is the same as basic loss per common share for all periods presented because the effects of potentially dilutive items were anti-dilutive given the Company's net loss and net loss attributable to common stockholders. The following securities have been excluded from the calculation of weighted average common shares outstanding because the effect is anti-dilutive:

	Year Ended December 31,
	2009	2010	2011
Redeemable convertible preferred stock:
Series A-1	6,341,465	6,341,465	6,341,465
Series A-2	9,448,220	9,448,220	9,448,220
Series B	12,686,855	12,686,855	12,686,855
Series C	10,759,630	10,759,630	10,759,630
Series D	—	8,442,833	8,442,833
Restricted common stock	—	—	1,448,080
Warrant to purchase Series B preferred stock	50,750	50,750	50,750
Stock options	6,965,349	6,495,430	7,650,498